Exhibit (p)(1): Code of Ethics for the Nottingham Investment Trust II
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                         NOTTINGHAM INVESTMENT TRUST II
                      AMENDED AND RESTATED CODE OF ETHICS
                          (As amended on June 19, 2000)

         WHEREAS, Nottingham Investment Trust II ("Trust"), is a registered investment company under the Investment Company Act of 1940, as amended ("1940 Act"), which is authorized to issue its shares of beneficial interest in separate series representing the interests in separate funds of securities and other assets (each a "Fund"); and

         WHEREAS, Rule 17j-1 under the 1940 Act ("Rule 17j-1" or "Rule") makes it unlawful for certain persons, including Trustees, officers, and other investment personnel of the Trust and any Fund of the Trust, to engage in fraudulent, manipulative, or deceptive conduct in connection with their personal trading of securities "held or to be acquired" by any Fund of the Trust; and

         WHEREAS, Rule 17j-1 under the 1940 Act requires the Trust and each investment adviser ("Adviser") for each Fund and Capital Investment Group, Inc. ("Distributor"), the principal underwriter for each of the Trust's Funds, to adopt a code of ethics and to establish procedures reasonably designed to: (i) govern the personal securities activities of Access Persons, as defined herein;
(ii) prevent the employment of any device, scheme, artifice, practice, or course of business that operates or would operate as a fraud or deceit on the Trust or any Fund with respect to those personal securities transactions; and (iii) otherwise prevent personal trading prohibited by the Rule; and

         WHEREAS, the policies, restrictions, and restrictions included in this Code of Ethics are designed to prevent violations of Rule 17j-1 under the 1940 Act; and

         WHEREAS, the Trust desires to amend its existing Code of Ethics to reflect recent amendments to Rule 17j-1;

         NOW, THEREFORE, the Trust hereby adopts this Amended and Restated Code of Ethics ("Code") for the Trust and each Fund of the Trust to read in its entirety as follows:

A.       Unlawful Actions

         Rule 17j-1(b) under the 1940 Act makes it unlawful for any Trustee, officer or other Access Person of the Trust, in connection with the purchase or sale by such person of a "security held or to be acquired" by any investment portfolio of the Trust:

         1. To employ any device, scheme, or artifice to defraud the Trust or a Fund;

         2. To make to the Trust or a Fund any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

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         3.       To engage in any act,  practice,  or course of business  which operates or would operate as a fraud or deceit upon the Trust or a Fund; or

         4. To engage in any manipulative practice with respect to the Trust or a Fund.

B.       Definitions

         1. "Access Person" shall mean: (a) any trustee, director, officer, general partner, or "Advisory Person" (as defined below) of the Trust or any Fund or an Adviser thereof; or (b) any director, officer, or general partner of the Distributor who, in the ordinary course of business, makes, participates in or obtains information regarding the purchase or sale of "Covered Securities" (as defined below), by any Fund for which the Distributor so acts, or whose functions or duties in the ordinary course of business relate to the making of any recommendation to any Fund regarding the purchase and sale of Covered Securities. Notwithstanding the provisions of clause
                  (a) above, where an Adviser is primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients, the term "Access Person" shall mean any trustee, director, officer, general partner, or Advisory Person of an Adviser who, with respect to any Fund, makes any recommendation, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation shall be made to any Fund, or who, in connection with his or her duties, obtains any information concerning Covered Securities recommendations being made by such Adviser to any Fund of the Trust.

         2. An "Advisory Person" shall mean: (a) any employee of the Trust or any Fund or of an Adviser thereof (or of any company in a control relationship to Trust, Fund or any Adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of Covered Securities by any Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales, and (b) any natural person in a control relationship with the Trust or any Fund or an Adviser thereof who obtains information concerning recommendations made to any Fund regarding the purchase or sale of Covered Securities by the Fund.

         3. "Beneficial Ownership" for the purposes of this Code shall be interpreted in a manner that is consistent with Section 16 of the Securities Exchange Act of 1934, as amended ("1934 Act"), and Rule 16a-1(a)(2) thereunder, which generally speaking, encompasses those situations in which the beneficial owner has the right to enjoy some direct or indirect "pecuniary interest" (i.e., some economic benefit) from the ownership of a security. Any report of beneficial ownership required thereunder shall not be construed as an admission that the person making the report has any direct or indirect beneficial ownership in the Covered Securities to which the report relates.

         4.       "Code" shall mean the Code of Ethics of the Trust.


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         5.       "Control"  shall have the meaning as that set forth in Section
                  2(a)(9) of the 1940 Act.

         6. "Covered Security" means a "security" as set forth in Section 2(a)(36) of the 1940 Act, except that it shall not include:
                  (a) direct obligations of the U.S. Government; (b) bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and (c) shares of registered open-end investment companies.

         7. "Disinterested Trustee" of the Trust means a Trustee who is not an "interested person" of the Trust within the meaning of
                  Section 2(a)(19) of the 1940 Act. An "interested person" of the Trust includes any person who is a trustee, director, officer, employee, or owner of 5% or more of the outstanding stock of an Adviser of or the Distributor. Affiliates of brokers or dealers are also "interested persons" of the Trust, except as provided in Rule 2a19-1 under the 1940 Act.

         8. "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, as amended ("1933 Act"), the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the 1934 Act.

         9. "Investment Personnel" of a Fund or an Adviser means: (a) any employee of the Trust or any Fund or Adviser (or any company in a control relationship to the Trust, Fund or any Adviser) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by any Fund; or
                  (b) any natural person who controls the Trust, Fund or any Adviser and who obtains information concerning recommendations made to any Fund regarding the purchase or sale of securities by any Fund.

         10. "Limited Offering" means an offering that is exempt from registration under the 1933 Act pursuant to Section 4(2) or
                  Section 4(6) or pursuant to Rules 504, 505 or 506 under the 1933 Act.

         11. "Purchase or sale of a security" includes, among other things, the writing of an option to purchase or sell a security or the purchase or sale of a future or index on a security or option thereon.

         12.      "Review  Officer"  means,  with  respect  to  the  Trust,  the
                  Secretary of the Trust or such other person(s) as may be designated by the Board of Trustees of the Trust. In this regard, each Adviser of and the Distributor for each Fund shall appoint a compliance officer for each such Adviser or the Distributor, which person shall be designated by the Board of Trustees of the Trust as the "Review Officer" with respect to such Adviser or the Distributor. One of the primary reasons for this delegation by the Board of responsibility to the designated Review Officer for each Adviser or the Distributor is so that each such Review Officer will assume the responsibility to monitor its relevant Adviser's or Distributor's compliance with the Code in connection with all Access Persons associated with such Adviser or Distributor. In this regard, the Review Officer for each Adviser and the Distributor shall approve all transactions, receive reports and otherwise monitor compliance with the Code in connection with all Access Persons associated with such Adviser and the Distributor. Access Persons who provide copies of all confirmations, account statements and reports to such Review Officer in accordance with the Adviser's or the Distributor's code of ethics will not be required to provide copies of such confirmations, account statements and reports to the Trust's Review Officer pursuant to this paragraph. In turn, each Review Officer of any Adviser and the Distributor shall report at least quarterly to the Secretary of the Trust all violations of this Code or such Adviser's or Distributor's code of ethics that occurred during the past quarter. The Review Officer with respect to the Trust shall: (a) approve transactions, receive reports and otherwise monitor compliance with the Code in connection with all Access Persons not otherwise associated with an Adviser of or the Distributor to any Fund; (b) receive reports from all other Review Officers designated hereunder; (c) report at least quarterly to the Board of Trustees of the Trust all violations of this Code that occurred during the past quarter; and (d) provide the Board with an annual written report with respect to the information specified in Section D.5. below.

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         13.      A Covered Security is for purposes of this Code being "held or to be acquired" by any Fund if within the most recent 15 days the Covered Security: (a) is or has been held by a Fund; (b) is being held or has been considered by a Fund or its Adviser for purchase by the Fund; or (c) any option to purchase or sell, any Covered Security convertible into or exchangeable for, a Covered Security described in (a) or (b) of this paragraph.

         14. A Covered Security is "being considered for purchase or sale" when, among other things, a recommendation to purchase or sell a security for a Fund has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

         15. All references herein to an "Adviser" of a Fund shall be deemed to include any "co-adviser" or "sub-adviser" of such Fund as the case may be.

C.       Trust Policy

         1. No Violations of Rule 17j-1: It is the policy of the Trust that no "Access Person" of the Trust or of a Fund shall engage in any act, practice or course of conduct that would violate the provisions of Rule 17j-1(b) or Section A. of this Code.

         2. Disclosure of Interested Transactions: No Access Person shall recommend any transactions with respect to a Covered Security by any Fund of the Trust without first disclosing his or her interest, if any, in such Covered Securities or the issuer thereof, including without limitation:

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               (a)  any direct or indirect  Beneficial  Ownership of any Covered
                    Securities of such issuer;

               (b) any contemplated transaction by such person in such Covered Securities;

               (c) any position with the issuer of the Covered Securities or its affiliates; and

               (d) any present or proposed business relationship between the issuer of the Covered Securities or its affiliates and such person or any party in which such person has a significant interest.

         3. Initial Public Offerings ("IPOs"): No Investment Personnel shall acquire, directly or indirectly, any Beneficial Ownership in any IPO without first obtaining prior approval of the appropriate Review Officer for that Investment Personnel, which Review Officer: (a) has been provided by such Investment Personnel with full details of the proposed transaction (including written certification that the investment opportunity did not arise by virtue of the Investment Personnel's activities on behalf of such Fund ) and (b) has concluded after consultation with other Investment Personnel of such Fund (who have no personal interest in the issuer involved in the IPO) that such Fund has no foreseeable interest in purchasing such Covered Security.

         4. Limited Offerings: No Investment Personnel shall acquire, directly or indirectly, Beneficial Ownership of any Covered Security which is a Limited Offering without first obtaining the prior approval of the Review Officer of the relevant Adviser, which Review Officer:

               (a) has been provided by such Investment Personnel with full details of the proposed transaction (including written certification that the investment opportunity did not arise by virtue of the Investment Personnel's activities on behalf of such Fund ) and

               (b) has concluded after consultation with other Investment Personnel of such Fund (who have no personal interest in the issuer involved in the private placement) that such Fund has no foreseeable interest in purchasing such Covered Security.

         5. Exempt Transactions: The prohibited activities set forth in this Section C. shall not apply to:

               (a) purchases or sales effected in any account over which such person has no direct or indirect influence or control;

               (b) purchases or sales that are nonvolitional on the part of the person or any Fund of the Trust;

               (c)  purchases   that   are   part  of  an   automatic   dividend
                    reinvestment plan;

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               (d)  purchases  effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired;

D.       Procedures

         1. Persons Required to Make Reports. In order to provide the Trust with information to enable it to determine, with reasonable assurance, whether the provisions of Rule 17j-1(b) and this Code are being observed by its Access Persons:

               (a) Each Access Person shall submit reports to the relevant Review Officer for that Access Person, in the form attached hereto as Exhibits A-D, in order to provide information with respect to all transactions in Covered Securities in which the Access Person has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership, except for exempt transactions listed under Section C.5.

               (b) No Disinterested Trustee need make a report with respect to his initial holdings, as required by Section D.3 below, or an annual report, as required by Section D.4 below, solely by reason of being a Trustee of the Trust.

               (c) No Disinterested Trustee need make quarterly transaction reports with respect to any Covered Security, as required by Section D.2 below, unless the Disinterested Trustee knew at the time of the transaction, or in the ordinary course of fulfilling his official duties as a Trustee should have known, that during the 15-day period immediately preceding or following the date of the transaction (or such period prescribed by applicable law) such Covered Security was purchased or sold, or was being considered for purchase or sale, by any Fund.

               (d) No Access Person to an Adviser need make a quarterly transaction report to the Adviser under this Code if all the information in the report would duplicate information required to be recorded under Rule 204-2(a)(12) or Rule 204-2(a)(13) under the Investment Advisers Act of 1940.

               (e) No Access Person need make a quarterly transaction report under this Code if the quarterly transaction report would duplicate information contained in broker trade confirmations or account statements received by the Trust, any Fund, Adviser or Distributor with respect to the Access Person in the time period required by this Code, if all of the information required by this Code is contained in the broker trade confirmations or account statements, or in the records of the Trust, any Fund, Adviser or Distributor.

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               (f)  Any Access Person who is an officer, director or employee or otherwise an affiliated person of any Adviser or Distributor shall submit all reports required by this Code with the Review Officer for that Access Person.

         2.       Quarterly Transaction Reports:

               (a) Quarterly securities transaction reports shall be made by every Access Person, other than those excepted in Section
                    D.1 above, no later than 10 days after the end of the calendar quarter in which the securities transaction being reported was effected, and shall contain the following information:

                    (i) the date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares, and the principal amount of each Covered Security involved;

                    (ii)      the  nature of the  transaction  (i.e.,  purchase,
                              sale,  or  any  other  type  of   acquisition   or
                              disposition);

                    (iii) the price of the Covered Security at which the transaction was effected;

                    (iv) the name of the broker, dealer, or bank with or through whom the transaction was effected; and

                    (v) the date that the report is submitted by the Access Person.

               (b) Form of Report. Such quarterly transaction report shall be in the form attached hereto as Exhibit A, or if the Access Person is an Access Person of an Adviser of or the Distributor for any Fund, in such form required by such Adviser or Distributor, provided it contains the information required herein. (In lieu of providing such quarterly transaction reports, an Access Person may arrange for duplicate confirmations and account statements to be provided directly to the Review Officer for such Access Person no later than 10 days after the end of each calendar quarter.)

               (c) Information for Each Account. With respect to any account established by the Access Person in which securities were held during the quarter for the direct or indirect benefit of the Access Person, the following information is required to be provided:

                    (i) the name of the broker, dealer or bank with whom the Access Person established the account;

                    (ii)      the date the account was established; and

                    (iii)     the date the report is submitted by the Access
                              Person.

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         3.       Initial Holdings Report.  Unless otherwise excepted in Section
                  D.1 above, every Access Person must report to the relevant Review Officer for that Access Person no later than 10 days after that person becomes an Access Person, the following information:

               (a) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect Beneficial Ownership when the person became an Access Person;

               (b) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any Covered Securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

               (c)  the date that the report is submitted by the Access Person.

         4. Annual Reports. Unless otherwise excepted under Section D.1 above, every Access Person must annually report to the Trust, no later than 30 days after the end of each calendar year, the following information (which information must be current as of a date no more than 30 days before the report is submitted):

               (a) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect Beneficial Ownership;

               (b) the name of any broker, dealer or bank with whom the Access Person maintains an account in which any Covered Securities are held for the direct or indirect benefit of the Access Person; and

               (c)   the date that the report is submitted by the Access Person.

         5. Certification of Compliance. Each Access Person is required to annually certify to the Review Officer of the Trust that the Access Person has read and understands this Code and recognizes that he or she is subject to this Code. Further, each Access Person is required to annually certify that he or she has complied with all the requirements of the Code and that he or she has disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of the Code. Such certification shall be in the form attached hereto as Exhibit E, which shall be delivered annually to the Trust's Review Officer. This requirement applies to all Trustees, including the Disinterested Trustees.

         6. Disclaimer of Beneficial Ownership. Any report by an Access Person may contain a statement that it shall not be construed as an admission by the person making the report that he or she has any direct or indirect Beneficial Ownership in the security to which the report relates.

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         7.       Review  by the  Board of  Trustees.  At least  quarterly,  the
                  Review Officer shall prepare and provide a written report to the Board of Trustees with respect to all issues that, under the Code, have occurred since the last quarterly report to the Board, including, but not limited to, information about
                  material   violations  of  the  Code  or  the  procedures  and
                  sanctions imposed in response to those material violations. In addition, at least annually, the Review Officer shall certify to the Board that the Trust, each of the Advisers and the Distributor have adopted procedures reasonably necessary to prevent Access Persons from violating the Code. With respect to each of the Advisers and the Distributor, the certification by the Trust's Review Officer may be based on certifications provided to the Trust's Review Officer by the Review Officer of each of the Advisers and the Distributor.

                  Upon discovery of a violation of this Code, the Board of Trustees may impose such sanctions, as it deems appropriate.

                  At least annually, the Review Officer shall prepare and provide a written report to the Board of Trustees:

               (a) All existing procedures concerning Access Persons' personal investing activities and any procedural changes made during the past year;

               (b)  Any recommended changes to this Code or procedures; and

               (c) A summary of any violations that occurred during the past year requiring significant remedial action.

         8. Approval of Codes of each of the Advisers and the Distributor. The Board of Trustees, including a majority of the Disinterested Trustees, must approve the codes of ethics of each Adviser and the Distributor for any Fund and must approve any material changes to the each of those codes. Prior to approving the code of ethics for each Adviser and the Distributor, or any material change thereto, the Board must receive a certification from such party that it has adopted procedures reasonably necessary to prevent Access Persons from violating its code of ethics. The Board must approve the code of ethics of each Adviser and the Distributor before initially retaining the services of such party. The Board must approve a material change to a code of ethics no later than six (6) months after adoption of the material change.

         9. Notices by Review Officer. The Review Officer shall notify each Access Person and Investment Personnel who may be required to preclear transactions and/or make reports pursuant to the Code that such person is subject to the Code and shall deliver a copy of this Code to each such person. Any amendments to the Code shall be similarly furnished to each such person.

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E.       Sanctions

         1. Sanctions for Violations by Trustees, Executive Officers, and Other Access Persons (Other than Disinterested Trustees)

                  If the Review Officer determines that a violation or apparent violation of this Code has occurred, he or she shall so advise the Board of Trustees of the Trust, and if a violation is determined, such persons may be subject to sanctions, including, inter alia, a letter of censure or suspension or termination of the employment of the violator. Any financial profits realized by an Access Person or Investment Personnel through the prohibited personal trading activities described in this Code may be required to be disgorged. All material violations of the Code and any sanctions imposed as a result thereto shall be reported periodically to the Board of Trustees.

         2.       Sanctions for Violations by Disinterested Trustees

                  If the Review Officer determines that any Disinterested Trustee, has violated or apparently violated this Code, he or she shall so advise the President of the Trust, and also the Disinterested Trustees (other than the person whose transaction is at issue) and shall provide such persons with the report, the record of pertinent actual or contemplated portfolio transactions of any affected Fund of the Trust, and any additional information supplied by such person. If a violation is determined, the Disinterested Trustees, other than the Trustee in violation of the Code, shall either impose such sanctions, as they deem appropriate or refer the matter to the full Board of Trustees of the Trust, which shall impose such sanctions, as it deems appropriate.

F.                Miscellaneous

         1. Records. The Trust shall maintain records in the manner and to the extent set forth below, which records may be maintained on microfilm under the conditions described in Rule 31a-2(f) under the 1940 Act, and shall be available for examination by representatives of the Securities and Exchange Commission:

               (a) a copy of this Code and any other code that is, or at any time within the past five years has been, in effect shall be preserved in an easily accessible place;

               (b) a record of any violation of this Code, and of any action taken as a result of such violation, shall be preserved in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurs;

               (c) a copy of each report made pursuant to this Code shall be preserved for a period of not less than five years from the end of the fiscal year in which it is made, the first two years in an easily accessible place; and

               (d) a list of all persons who are required, or within the past five years have been required, to make reports pursuant to this Code shall be maintained in an easily accessible place.

               (e) a copy of each report of the Board shall be preserved by the Trust for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place; and

               (f) the Trust shall preserve a record of any decision, and the reasons supporting the decision to approve the acquisition by any Investment Personnel of shares in any IPO or Limited Offering for at least five years after the end of the fiscal year in which the approval is granted, the first two years in an easily accessible place.

         2. Confidentiality. All reports of securities transactions and any other information filed pursuant to this Code shall be treated as confidential, except that the same may be disclosed to the Board of Trustees of the Trust, to any regulatory or self-regulatory authority or agency upon its appropriate request, or as required by law or court or administrative order.

         3. Amendment; Interpretation of Provisions. The Board of Trustees of the Trust may from time to time may amend this Code or adopt such interpretations of this Code, as it deems appropriate.

                                    EXHIBIT A
                                    ---------

                                 CODE OF ETHICS
                         NOTTINGHAM INVESTMENT TRUST II

                          Securities Transaction Report


For the Calendar Quarter Ended: ______________________________
                                        (mo./day/yr.)

         During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership, and which are required to be reported pursuant to the Nottingham Investment Trust II's Code of Ethics.


---------------------- ------------------- ------------------ ----------------- ------------------- ---------------------
                                                              No. of Shares     Nature of
                                                              and Principal     Transaction         Broker-Dealer or
                         Price of the      Date of the        Amount of the     (Purchase, Sale,    Bank Through Whom
       Security          Transaction       Transaction        Security          Other)              Effected
       --------          -----------       -----------        --------          ------              --------

---------------------- ------------------- ------------------ ----------------- ------------------- ---------------------


---------------------- ------------------- ------------------ ----------------- ------------------- ---------------------


---------------------- ------------------- ------------------ ----------------- ------------------- ---------------------


---------------------- ------------------- ------------------ ----------------- ------------------- ---------------------


---------------------- ------------------- ------------------ ----------------- ------------------- ---------------------


---------------------- ------------------- ------------------ ----------------- ------------------- ---------------------

---------------------- ------------------- ------------------ ----------------- ------------------- ---------------------



         This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) excludes other transaction not required to be reported because such securities are exclude form the definition of "Covered Security" under the Code of Ethics of the Nottingham Investment Trust II, and (iii) is not an admission that I have or had any direct or indirect Beneficial Ownership in the securities listed above.

Dated:      ____________________________


Signature:  ____________________________

                                    EXHIBIT B
                                    ---------

                                  CODE OF ETHICS
                          NOTTINGHAM INVESTMENT TRUST II

                             Initial Holdings Report



          As of the below date, I held the following position in these securities in which I may be deemed to have a direct or indirect beneficial ownership, and which are required to be reported pursuant to the Nottingham Investment Trust II's Code of Ethics:



-------------------------------------- --------------- ------------------- -----------------------------------------
                                           No. of          Principal                   Broker/Dealer or Bank
              Security                     Shares            Amount                    Where Account is Held
              --------                     ------            ------                    ---------------------
-------------------------------------- --------------- ------------------- -----------------------------------------


-------------------------------------- --------------- ------------------- -----------------------------------------


-------------------------------------- --------------- ------------------- -----------------------------------------


-------------------------------------- --------------- ------------------- -----------------------------------------


-------------------------------------- --------------- ------------------- -----------------------------------------


-------------------------------------- --------------- ------------------- -----------------------------------------






          This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) excludes other transaction not required to be reported because such securities are exclude form the definition of "Covered Security" under the Code of Ethics of the Nottingham Investment Trust II, and (iii) is not an admission that I have or had any direct or indirect Beneficial Ownership in the securities listed above.


Date:  ____________________________         Signature: _________________________

                                    EXHIBIT C
                                    ---------

                                 CODE OF ETHICS
                         NOTTINGHAM INVESTMENT TRUST II

                          Account Establishment Report



For the Calendar Quarter Ended _________________

         During the quarter referred to above, the following accounts were established for securities in which I may be deemed to have a direct or indirect beneficial ownership, and is required to be reported pursuant to the Nottingham Investment Trust II's Code of Ethics:



-------------------------------------------------- --------------------------
                Broker/Dealer or
                   Bank Where                                Date
                   Account Was                            Account Was
                   Established                            Established
                   -----------                            -----------
-------------------------------------------------- --------------------------


-------------------------------------------------- --------------------------


-------------------------------------------------- --------------------------


-------------------------------------------------- --------------------------


-------------------------------------------------- --------------------------


-------------------------------------------------- --------------------------


-------------------------------------------------- --------------------------








Date:  ____________________________         Signature: _________________________

                                    EXHIBIT D
                                    ---------

                                 CODE OF ETHICS
                         NOTTINGHAM INVESTMENT TRUST II

                             Annual Holdings Report



          As of December 31, ___, I held the following positions in securities in which I may be deemed to have a direct or indirect beneficial ownership, and which are required to be reported pursuant to Nottingham Investment Trust II's Code of Ethics:





-------------------------------------- --------------- ------------------- -----------------------------------------
                                           No. of          Principal                   Broker/Dealer or Bank
              Security                     Shares            Amount                    Where Account is Held
              --------                     ------            ------                    ---------------------
-------------------------------------- --------------- ------------------- -----------------------------------------


-------------------------------------- --------------- ------------------- -----------------------------------------


-------------------------------------- --------------- ------------------- -----------------------------------------


-------------------------------------- --------------- ------------------- -----------------------------------------


-------------------------------------- --------------- ------------------- -----------------------------------------


-------------------------------------- --------------- ------------------- -----------------------------------------









         This report is not an admission that I have or had any direct or indirect beneficial Ownership in the securities listed above.

Date:  ____________________________             Signature: _____________________

                                    EXHIBIT E
                                    ---------

                                 CODE OF ETHICS
                         NOTTINGHAM INVESTMENT TRUST II

                        Annual Certificate Of Compliance



For the Calendar Year Ended _________________________
                                  (mo./day/yr.)



         As an Access Person as defined in Nottingham Investment Trust II's Code of Ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended ("Code"), I hereby certify that I have read and understand the Code, recognize that I am subject to the Code, and intend to comply with the Code. I further certify that, during the calendar year specified above, and since my last Certificate of Compliance under the Code, I have complied with the requirements of the Code and have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of the Code.




                                                   _____________________________
                                                   Signature



                                                   _____________________________
                                                   Name
                                                   (Please Print)

                         NOTTINGHAM INVESTMENT TRUST II
                 ADOPTION OF PROCEDURES PURSUANT TO RULE 17j-1 OF
                       THE INVESTMENT COMPANY ACT OF 1940


         Pursuant to Rule 17j-1(c) under the investment Company Act of 1940, as amended, Capital Investment Counsel, Inc. does hereby certify that it has adopted procedures reasonably necessary to prevent "Access Persons" from violating its Code of Ethics.


         IN WITNESS WHEREOF, of the undersigned Compliance Officer has executed this certificate as of _______________, 2000.




                                               _____________________________
                                               [Name]


                                               _____________________________
                                               [Title]

                         NOTTINGHAM INVESTMENT TRUST II
                 ADOPTION OF PROCEDURES PURSUANT TO RULE 17j-1 OF
                       THE INVESTMENT COMPANY ACT OF 1940


         Pursuant to Rule 17j-1(c) under the investment Company Act of 1940, as amended, EARNEST Partners Limited, LLC does hereby certify that it has adopted procedures reasonably necessary to prevent "Access Persons" from violating its Code of Ethics.


         IN WITNESS WHEREOF, of the undersigned Compliance Officer has executed this certificate as of _______________, 2000.



                                               _____________________________
                                               [Name]


                                               _____________________________
                                               [Title]

                         NOTTINGHAM INVESTMENT TRUST II
                 ADOPTION OF PROCEDURES PURSUANT TO RULE 17j-1 OF
                       THE INVESTMENT COMPANY ACT OF 1940


         Pursuant to Rule 17j-1(c) under the investment Company Act of 1940, as amended, Brown Capital Management, Inc. does hereby certify that it has adopted procedures reasonably necessary to prevent "Access Persons" from violating its Code of Ethics.


         IN WITNESS WHEREOF, of the undersigned Compliance Officer has executed this certificate as of _______________, 2000.



                                               _____________________________
                                               [Name]


                                               _____________________________
                                               [Title]

                         NOTTINGHAM INVESTMENT TRUST II
                 ADOPTION OF PROCEDURES PURSUANT TO RULE 17j-1 OF
                       THE INVESTMENT COMPANY ACT OF 1940


         Pursuant to Rule 17j-1(c) under the investment Company Act of 1940, as amended, Wilbanks, Smith & Thomas Asset Management, Inc. does hereby certify that it has adopted procedures reasonably necessary to prevent "Access Persons" from violating its Code of Ethics.


         IN WITNESS WHEREOF, of the undersigned Compliance Officer has executed this certificate as of _______________, 2000.



                                               _____________________________
                                               [Name]


                                               _____________________________
                                               [Title]

                         NOTTINGHAM INVESTMENT TRUST II
                 ADOPTION OF PROCEDURES PURSUANT TO RULE 17j-1 OF
                       THE INVESTMENT COMPANY ACT OF 1940


         Pursuant to Rule 17j-1(c) under the investment Company Act of 1940, as amended, Morehead Capital Advisors LLC does hereby certify that it has adopted procedures reasonably necessary to prevent "Access Persons" from violating its Code of Ethics.


         IN WITNESS WHEREOF, of the undersigned Compliance Officer has executed this certificate as of _______________, 2000.



                                               _____________________________
                                               [Name]


                                               _____________________________
                                               [Title]

                         NOTTINGHAM INVESTMENT TRUST II
                 ADOPTION OF PROCEDURES PURSUANT TO RULE 17j-1 OF
                       THE INVESTMENT COMPANY ACT OF 1940


         Pursuant to Rule 17j-1(c) under the investment Company Act of 1940, as amended, Capital Investment Group, Inc. does hereby certify that it has adopted procedures reasonably necessary to prevent "Access Persons" from violating its Code of Ethics.


         IN WITNESS WHEREOF, of the undersigned Compliance Officer has executed this certificate as of _______________, 2000.


                                               _____________________________
                                               [Name]


                                               _____________________________
                                               [Title]